                                                                    EXHIBIT 24.1

                          TRANSOCEAN SEDCO FOREX INC.

                               POWER OF ATTORNEY

     WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-4 for the registration of ordinary shares, par value $.01 per share, to be issued in connection with the merger of TSF Delaware Inc., a Delaware corporation and an indirect wholly owned subsidiary of the Company, with and into R&B Falcon Corporation, a Delaware corporation, as described in the Agreement and Plan of Merger, dated as of August 19, 2000, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-4");

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form S-4 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 14th day of September, 2000.

                                            By: /s/ VICTOR E. GRIJALVA
                                              ----------------------------------
                                            Name: Victor E. Grijalva
                                            Title:  Chairman

                          TRANSOCEAN SEDCO FOREX INC.

                               POWER OF ATTORNEY

     WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-4 for the registration of ordinary shares, par value $.01 per share, to be issued in connection with the merger of TSF Delaware Inc., a Delaware corporation and an indirect wholly owned subsidiary of the Company, with and into R&B Falcon Corporation, a Delaware corporation, as described in the Agreement and Plan of Merger, dated as of August 19, 2000, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-4");

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form S-4 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 14th day of September, 2000.

                                            By: /s/ RICHARD D. KINDER
                                              ----------------------------------
                                            Name: Richard D. Kinder
                                            Title:  Director

                          TRANSOCEAN SEDCO FOREX INC.

                               POWER OF ATTORNEY

     WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-4 for the registration of ordinary shares, par value $.01 per share, to be issued in connection with the merger of TSF Delaware Inc., a Delaware corporation and an indirect wholly owned subsidiary of the Company, with and into R&B Falcon Corporation, a Delaware corporation, as described in the Agreement and Plan of Merger, dated as of August 19, 2000, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-4");

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form S-4 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 14th day of September, 2000.

                                            By: /s/ RONALD L. KUEHN, JR.
                                              ----------------------------------
                                            Name: Ronald L. Kuehn, Jr.
                                            Title:  Director

                          TRANSOCEAN SEDCO FOREX INC.

                               POWER OF ATTORNEY

     WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-4 for the registration of ordinary shares, par value $.01 per share, to be issued in connection with the merger of TSF Delaware Inc., a Delaware corporation and an indirect wholly owned subsidiary of the Company, with and into R&B Falcon Corporation, a Delaware corporation, as described in the Agreement and Plan of Merger, dated as of August 19, 2000, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-4");

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form S-4 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 14th day of September, 2000.

                                            By: /s/ ARTHUR LINDENAUER
                                              ----------------------------------
                                            Name: Arthur Lindenauer
                                            Title:  Director

                          TRANSOCEAN SEDCO FOREX INC.

                               POWER OF ATTORNEY

     WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-4 for the registration of ordinary shares, par value $.01 per share, to be issued in connection with the merger of TSF Delaware Inc., a Delaware corporation and an indirect wholly owned subsidiary of the Company, with and into R&B Falcon Corporation, a Delaware corporation, as described in the Agreement and Plan of Merger, dated as of August 19, 2000, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-4");

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form S-4 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 18th day of September, 2000.

                                            By: /s/ ROBERT L. LONG
                                            ------------------------------------
                                            Robert L. Long
                                            Executive Vice President and Chief
                                            Financial Officer

                          TRANSOCEAN SEDCO FOREX INC.

                               POWER OF ATTORNEY

     WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-4 for the registration of ordinary shares, par value $.01 per share, to be issued in connection with the merger of TSF Delaware Inc., a Delaware corporation and an indirect wholly owned subsidiary of the Company, with and into R&B Falcon Corporation, a Delaware corporation, as described in the Agreement and Plan of Merger, dated as of August 19, 2000, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-4");

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form S-4 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 14th day of September, 2000.

                                            By: /s/ MARTIN B. McNAMARA
                                              ----------------------------------
                                            Name: Martin B. McNamara
                                            Title:  Director

                          TRANSOCEAN SEDCO FOREX INC.

                               POWER OF ATTORNEY

     WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-4 for the registration of ordinary shares, par value $.01 per share, to be issued in connection with the merger of TSF Delaware Inc., a Delaware corporation and an indirect wholly owned subsidiary of the Company, with and into R&B Falcon Corporation, a Delaware corporation, as described in the Agreement and Plan of Merger, dated as of August 19, 2000, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-4");

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form S-4 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 14th day of September, 2000.

                                            By: /s/ ROBERTO MONTI
                                              ----------------------------------
                                            Name: Roberto Monti
                                            Title:  Director

                          TRANSOCEAN SEDCO FOREX INC.

                               POWER OF ATTORNEY

     WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-4 for the registration of ordinary shares, par value $.01 per share, to be issued in connection with the merger of TSF Delaware Inc., a Delaware corporation and an indirect wholly owned subsidiary of the Company, with and into R&B Falcon Corporation, a Delaware corporation, as described in the Agreement and Plan of Merger, dated as of August 19, 2000, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-4");

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form S-4 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 14th day of September, 2000.

                                            By: /s/ ALAIN ROGER
                                              ----------------------------------
                                            Name: Alain Roger
                                            Title:  Director

                          TRANSOCEAN SEDCO FOREX INC.

                               POWER OF ATTORNEY

     WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-4 for the registration of ordinary shares, par value $.01 per share, to be issued in connection with the merger of TSF Delaware Inc., a Delaware corporation and an indirect wholly owned subsidiary of the Company, with and into R&B Falcon Corporation, a Delaware corporation, as described in the Agreement and Plan of Merger, dated as of August 19, 2000, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-4");

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form S-4 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 14th day of September, 2000.

                                            By: /s/ KRISTIAN SIEM
                                              ----------------------------------
                                            Name: Kristian Siem
                                            Title:  Director

                          TRANSOCEAN SEDCO FOREX INC.

                               POWER OF ATTORNEY

     WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-4 for the registration of ordinary shares, par value $.01 per share, to be issued in connection with the merger of TSF Delaware Inc., a Delaware corporation and an indirect wholly owned subsidiary of the Company, with and into R&B Falcon Corporation, a Delaware corporation, as described in the Agreement and Plan of Merger, dated as of August 19, 2000, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-4");

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Eric B. Brown, William E. Turcotte, Ricardo Rosa and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as director, officer or both, as the case may be, of the Company, the Form S-4 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 14th day of September, 2000.

                                            By: /s/ IAN C. STRACHAN
                                              ----------------------------------
                                            Name: Ian C. Strachan
                                            Title:  Director